                  INTERCARRIER MULTI-STANDARD ROAMING AGREEMENT


         THIS AGREEMENT is effective as of the 25th day of January, 2002 by CINGULAR WIRELESS LLC ("Cingular"), a limited liability company organized under the laws of Delaware and acting under the authority and on behalf of its Affiliates (collectively "Cingular Affiliates"); and by DOBSON' CELLULAR SYSTEMS; INC. ("Dobson") on behalf of itself and its Affiliates (collectively "Dobson Affiliates"). The parties will herein collectively be referred to as the "Parties" or individually as a "Party." Each of the Parties either is, or controls, a licensee or permittee of the Federal Communications Commission ("FCC") to offer Cellular Radiotelephone Service ("CRS") or Personal Communications Service ("PCS"), as defined herein, under FCC regulations at 47 CFR Part 22 or Part 24. respectively.

                                    RECITALS

         WHEREAS, the Parties desire to make arrangements to facilitate the provision of wireless roaming services by Cingular and Cingular Affiliates to subscribers of Dobson or Dobson Affiliates ("Dobson Customers") who desire to use Cingular and Cingular Affiliate systems and by Dobson and Dobson Affiliates to subscribers of Cingular or Cingular Affiliates ("Cingular Customers') who desire to use Dobson and Dobson Affiliate systems in accordance with the Intercarrier Roaming Service Agreement, attached hereto as Exhibit 1, and the PCS Roaming Agreement, attached hereto as Exhibit 2 (Exhibit 1 and Exhibit 2 are hereby specifically incorporated herein); and

         WHEREAS, Cingular Affiliates and Dobson previously separately entered into certain Intercarrier Roamer Service Agreements ("Roaming Agreements") with each other for the provision of cellular radiotelephone service and/or personal communications service to each other's subscribers; and

         WHEREAS, the Parties wish to amend and supersede those Roaming Agreements and to define the wholesale service rates to be charged by Cingular and the Cingular Affiliates to Dobson and the Dobson Affiliates and by Dobson and the Dobson Affiliates to the Cingular and Cingular Affiliates for the provision of roamer service to the other's subscribers;

         NOW, THEREFORE, in consideration of the promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:

         1. DEFINITIONS

                  (a) "Affiliate" means any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. A Party's Affiliates also include any entities that control, are controlled by, or are under common control with; any other Affiliate of that Patty. For purposes of this Agreement, control shall be defined as (i) fifty percent (50%) or more ownership or beneficial interest of income and capital of such entity; or (ii) ownership of at least fifty percent (50%) of the voting power of voting equity; or (iii) sole or shared management by a general partner of the entity; or (iv) regardless of the percentage ownership interest held; the ability to otherwise direct management policies of such entity by contract or otherwise. Affiliate shall also mean Salmon PCS LCC ("Salmon") in which Cingular currently owns over a fifty percent (50%) equity interest but which company Cingular does not control. Dobson Affiliates shall also mean American Cellular Corporation and each of the majority owned subsidiaries or affiliates of American Cellular Corporation

         ("American Cellular") so long as American Cellular is managed by Dobson without regard to any ownership of American Cellular by Dobson.

                  (b) "Agreement" means this Intercarrier Multistandard Roamer Service Agreement, including all exhibits attached hereto.

                  (c) "Cellular Radiotelephone Service" or "CRS" means a radio service in which common carriers are authorized by the FCC under 47 CFR
         Part 22 and licensed under 47 CFR Part 22, Subpart H to offer and to provide service for hire to the general public through a cellular system utilizing the channels and bandwidths assigned under 47 CFR Part 22, Subpart H, Section 22.905.

                  (d) "GPRS" means General Packet Radio Service.

                  (e) "GSM Technology" means the Global System for Mobile Communications and GPRS.

                  (f) "GSM minute" means a minute of airtime registered on a Serving Carrier's GSM system.

                  (g) "Home Carrier" means a Party that is providing Wireless Service to its registered customers in a geographic area where it holds a license or permit for Wireless Service.

                  (h) "Personal Communications Service" or "PCS" means a radio service in which common carriers are authorized by the FCC and licensed under 47 CFR Part 24, Subpart F, as currently in effect to offer and to provide service for hire to the general public utilizing the following frequency bandwidths: 1850-1910 MHz and 1930-1990 MHz (Broadband PCS) and including GSM (the DCS 1900 protocol for the North

         American System). PCS does not include Cellular Radiotelephone Service ("CRS") as herein defined.

                  (i) "Preferred Roaming Provider " shall mean that the Serving Carrier is the preferred carrier for the Home Carrier's Users when its Users are roaming in a market served by the Serving Carrier and where the Home Carrier does not provide service. To accomplish this preference, the Serving Carrier will use commercially reasonable efforts to place the Home Carrier's SID's and/or SOC's in a preferred position within all of their customers' TDMA handsets.

                  (j) "Roamer" means a customer who seeks wireless service from a Serving Carrier.

                  (k) "Serving Carrier" means a Party who provides wireless service for customers of another Party in the geographic area where the Serving Carrier holds a license or permit for Wireless Service.

                  (l) "SID" means the System identification number, a five-digit code administrated by CIBERNET and broadcast by a carrier for a customer receiving service from that carrier.

                  (m) "SOC" shall mean System Operating Code.

                  (n) "TDMA" means Time Division Multiple Access.

                  (o) "TDMA minute" means a minute of airtime registered on a Serving Carrier's TDMA system.

                  (p) "Wireless Service" means either CRS or PCS as is appropriate or technically feasible in the context it is used.

         2. TERM OF AGREEMENT

         The initial term of this Agreement commences on the effective date shown above and continues through December 31, 2011.

         3. GSM DEVELOPMENT AND BUILD-OUT

         As soon as reasonably practical, Dobson agrees to deploy GSM Technology on 80% of the cell sites in the Dobson and Dobson Affiliate markets listed in
Exhibit 3. Additionally, in Dobson or Dobson Affiliates markets which are contiguous to Cingular and Cingular Affiliate markets, Dobson will use commercially reasonable efforts to deploy GSM Technology simultaneous with Cingular's deployment of GSM Technology in those contiguous markets. Cingular will provide Dobson with six (b) months notice of projected market deployment dates. Dobson further agrees that it will deploy GSM Technology in any of Dobson's future markets added to this Agreement. Nothing in this Agreement restricts either party or its Affiliates from the deployment of GSM technology in current or future markets where the other party is a Home Carrier; provided that prior to a non-controlled Cingular Affiliate (e.g., Salmon) overbuilding GSM Technology in one of Cingular's top five roaming markets with Dobson, Cingular will use its best efforts to facilitate good faith negotiations between Dobson and such Affiliate to discuss a network-sharing, arrangement in such market.

         4. BROADCAST SIDS

                  (a) Dobson will discontinue the use of SID 00035 in Texas RSA 16 and any other markets for which the SID is in use no later than April 30, 2002.

                  (b) For as long as Dobson continues the use of SID 00013 in the Eastern Shore of Maryland market, Dobson shall prefer all Cingular markets which broadcast SID 00013 over any other TDMA or AMPS provider in those areas served by SID 00013.

         5. PREFERRED TDMA ROAMING

                  (a) Cingular and Cingular Affiliates will use commercially reasonable efforts to program the handsets provided to the Cingular Customers such that Dobson and Dobson Affiliates are the Preferred Roaming Providers in all Dobson and Dobson Affiliates TDMA markets, except in those markets where Cingular or a Cingular Affiliate is either (i) a Home Carrier or (ii) has a pre-existing contractual arrangements to prefer providers other than Dobson or Dobson Affiliates in these markets.

                  (b) Dobson and Dobson Affiliates will use commercially reasonable efforts to program the handsets provided to the Dobson Customers such that Cingular and Cingular Affiliates are the Preferred Roaming Providers in all Cingular and Cingular Affiliates TDMA markets, except in those markets where (i) Dobson or a Dobson Affiliate is a Home Carrier, (ii) AT&T Wireless Services or its affiliates provide Wireless Service or (iii) American Cellular provides Wireless Service.

         6. PREFERRED GSM ROAMING

                  (a) Beginning the later of January 1, 2004 or when GSM Technology allows carriers to select a preferred carrier on a market by market basis, Cingular and Cingular Affiliates will use commercially reasonable efforts to program the handsets provided to its customers such that Dobson and Dobson Affiliates are the Preferred Roaming Providers in all Dobson and Dobson Affiliates GSM markets, except in those markets where Cingular or a Cingular Affiliate is a Home Carrier or pre-existing contractual arrangements otherwise provide. This commitment shall be applicable to a particular Dobson and Dobson Affiliate market upon Dobson's deployment of GSM Technology in eighty percent (80%) of its cell sites in that market.

                  (b) Dobson and Dobson Affiliates will use commercially reasonable efforts to program the handsets provided to its customers such that Cingular and Cingular Affiliates are the Preferred Roaming Providers in all Cingular and Cingular Affiliates GSM markets, except in those markets where (i) Dobson or a Dobson Affiliate is a Home Carrier, (ii) AT&T Wireless or its affiliates provide Wireless Service, or (iii) American Cellular provides Wireless Service.

         7. RATES

         The Parties agree to charge one another the following rates for the roaming service provided under the attached Intercarrier Roamer Service Agreement (Exhibit 1) to the other's customers:

                  (a) FEBRUARY 16, 2002 THROUGH DECEMBER 31, 2008

                  Effective February 16. 2002, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section for all Dobson Customers traveling to Cingular and Cingular Affiliate markets.

                           (i) The standard airtime rate is */minute.

                           (ii) The standard domestic toll rate is */minute.

                  (b) FEBRUARY 16, 2002 THROUGH DECEMBER 15, 2002

         Effective February 16, 2002, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to the Dobson and Dobson

----------
* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

Affiliate markets except for Eastern Shore, MD, and TX RSA 16 which are addressed below in Section 7(e).

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

The parties agree that if the aggregate number of TDMA roaming minutes charged for Cingular Customers using the Dobson or Dobson Affiliate market systems between December 16, 2001 and December 15, 2002 equals or exceeds * minutes. then Dobson shall rebate Cingular the sum of * as a rebate for the year 2002. After the usage level of minutes is reached, the Cingular Customers TDMA roaming rate under this Agreement for the balance of 2002 shall be:

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

         (c) DECEMBER 16, 2002 THROUGH DECEMBER 15, 2003

         Effective December 16, 2002, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to the Dobson and Dobson Affiliate markets except for Eastern Shore, MD, and TX RSA 16 which are addressed below in Section 7(e).

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

         The parties agree that if the aggregate number of TDMA roaming minutes charged for Cingular Customers using the Dobson or Dobson Affiliate market systems between December 16, 2002 and December 15, 2003 equals or exceeds * minutes, then Dobson shall rebate Cingular the sum of * as a rebate for the year 2003. After the usage level

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

of * minutes is reached, the Cingular Customers TDMA roaming rate under this Agreement for the balance of 2003 shall be:

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

         (d) DECEMBER 16, 2003 THOUGH DECEMBER 15, 2008

         Effective December 16, 2003, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to the Dobson and Dobson Affiliate markets except for Eastern Shore, MD, and TX RSA 16 which are addressed below in Section 7(e).

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

         (e) CINGULAR ROAMING INTO EASTERN SHORE MD (SID 26319) AND TX 16 (SID 01721)

         Effective February 16, 2002 through June 15, 2003, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to these markets shall be:

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

         Effective June 16, 2003 through December 15, 2003, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to these markets shall be:

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                  Effective December 16, 2003 through December 31, 2008, the Parties shall apply the TDMA airtime and domestic toll rates set forth in this section when all Cingular Customers traveling to these markets shall be:

                  (i) The standard airtime rate is */minute.

                  (ii) The standard domestic toll rate is */minute.

The Parties will negotiate in good faith to agree upon rates by September 30, 2008 for the time period December 31, 2008 through December 31, 2011. If the Parties are unable to reach agreement by September 30, 2008, this Agreement will expire on December 31, 2008.

         (h) SHORT MESSAGE-SERVICE SMS)- FEBRUARY 16, 2002 THROUGH SEPTEMBER 16, 2002

                  Effective February 16, 2002, the parties agree to begin offering Mobile Terminated and Mobile Originated SMS Service. If either party develops the capability and desires to begin billing for SMS any time after September 16, 2002, it may notify the other party of its desire and the Parties agree to negotiate in good faith to agree upon a reciprocal rate for SMS. A default rate of * per message shall apply if the parties cannot agree upon an alternate rate.

                  (i) GSM RATES-FEBRUARY 16, 2002 THROUGH DECEMBER 31, 2008

                   Effective February 16, 2002, the Parties shall apply the airtime and domestic toll rates set forth in thus section when the minute being served is a GSM minute, as defined in the Agreement.

                           (i) The standard airtime rate is */minute.

                           (ii) The standard domestic toll rate is */minute.

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                  (k) GPRS

                   Effective February 16, 2002, the Parties shall apply the standard rate of * per kilobyte for GPRS service. The Parties agree to revisit the rate structure for GPRS service on or before December 16, 2002 for the purpose of determining the GPRS rate for the remainder of the term of this Agreement.

                  (l) This Agreement does not set the International Toll rates that the Parties will charge one another.

                  (m) The rates specified herein can only be modified by mutual written agreement of the Parties hereto.

         8. TERMS AND CONDITIONS OF TDMA ROAMING

         Roaming between Cingular (or Cingular Affiliates) and Dobson (or Dobson Affiliates) in their respective TDMA markets will be governed by the terms and conditions set forth in Exhibit 1 entitled Intercarrier Roaming Service Agreement. In the event of a conflict between the terms of Exhibit 1 and this Agreement with respect to the terms and conditions for TDMA roaming, the terms of Exhibit 1 shall control.

         9. TERMS AND CONDITIONS OF GSM ROAMING

         Roaming between Cingular (or Cingular Affiliates) and Dobson (or Dobson Affiliates) in their respective GSM markets will be governed by the terms and conditions set forth in Exhibit 2, entitled PCS Roaming Agreement. In the event of a conflict between the terms of Exhibit 2 and this Agreement with respect to the terms and conditions for GSM roaming, the terms of Exhibit 2 shall control.

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

         10. ADDITION OR DELETION OF MARKETS. At any time, and from time to time, either Party, upon proper written notice, may add additional Wireless Service market(s) controlled, directly or indirectly, by a Party or its Affiliate, provided that such markets are located within the United States, including its territories or possessions, and are subject to the FCC's licensing and regulatory rules. The procedure for addition or deletion of a market shall be in accordance with the procedure outlined in Section 1.3 of Exhibit 1.

         11. DISPUTE RESOLUTION

         Disputes arising under this Agreement shall be governed by the dispute resolution process set forth in Section 6 of Exhibit 1.

         12. DEFAULT

         A Party will be in default under this Agreement upon the occurrence of any of the following events:

                  (a) Said Party's violation of any term of the Agreement (including the industry net settlement procedures, now administered by CIBERNET, incorporated herein by reference), if such violation shall continue for forty-five (45) days after written notice thereof;

                  (b) Said Parry's voluntary liquidation or dissolution;

                  (c) A final order by the FCC revoking or denying renewal of the wireless license granted to said Party;

                  (d) Said Party (i) files pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of said Party's property, (ii) has filed against it pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of said Party's property, provided that within sixty (60) days after the filing of any such petition said Party fails to obtain a discharge hereof, or
         (iii) makes assignment for the benefit of creditors or petitions for or voluntarily enters into an arrangement of such nature, and provided that such filing, petition or appointment is still continuing.

                  (e) Violation of the obligations regarding Confidential Information contained in Exhibits l and 2.

         13. ENTIRE AGREEMENT

         The Agreement constitutes the full and complete agreement of the Parties. Unless otherwise stated in this Agreement, any prior written or oral agreements among the Parties with respect to this subject matter shall be superseded and of no force and effect. This Agreement may not be modified or otherwise amended except by the written consent of both Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by the waiving Party and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of a covenant or an obligation under this Agreement shall not be a waiver of a Party's right to demand strict compliance therewith in the future.

         14. PARAGRAPH HEADINGS

         The headings in the Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of the Agreement or any provision hereof.

         15. ORIGINAL COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         16. CONTROLLING LAW

         Disputes concerning service provided under thus Agreement shall be construed in accordance with the internal laws of the state of Delaware.

         17. SUCCESSOR AND ASSIGNS

         This Agreement shall be binding upon and shall inure to the benefit of the Parties, their Affiliates and their respective successor and permitted assigns. No Party or Affiliate may assign their rights herein without the written consent of the Party (or non-Affiliated Party as the case may be), such consent not to be unreasonably withheld.

         18. EXHIBITS

         Dobson and Cingular will negotiate in good faith between signing and April 30, 2002 to finalize Exhibit 1 and Exhibit 2 referred to in the Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives:


DOBSON CELLULAR SYSTEMS, INC.               CINGULAR WIRELESS LLC


Date:  1-25-02                              Date:  1-25-02
      --------------------------------            ------------------------------

Signature:  /s/ Everett Dobson              Signature:  /s/ Frank Boyer
           ---------------------------                 -------------------------

Name:  Everett Dobson                       Name:  Frank Boyer
      --------------------------------            ------------------------------

Title:  Chairman and CEO                    Title:  Vice President-Supply Chain
       -------------------------------             -----------------------------


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